August 1, 2017

ADVANTAGE FUNDS, INC.

Dreyfus Global Dynamic Bond Fund

Supplement to Statement of Additional Information dated

August 31, 2016, as revised or amended, September 30, 2016, December 30, 2016,

March 1, 2017, March 31, 2017, May 1, 2017 and June 30, 2017

The following information supersedes and replaces any contrary information contained in "Manager's and Sub-Advisers' Compensation; Compliance Services – Manager's and Sub-Advisers' Compensation".

Effective July 21, 2017, the fee payable to Newton Investment Management (North America) Limited, the fund's sub-investment adviser, is 0.19% of the fund's average daily net assets.

                                                                                                                                                                                 GRP2-SAISTK-0817